Exhibit 99.1

Quarterly

Operating Supplement

Fourth Quarter 2007

1	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Table of Contents

Radian Asset Assurance Inc.

Quarterly Operating Supplement

December 31, 2007

Introductory Note

This operating supplement presents financial information for Radian Asset Assurance Inc. (Radian) and its consolidated subsidiaries on a GAAP basis. Please visit our website at www.radian.biz for selected statutory information.

Company Profile

Radian, founded in 1985 and rated* AA (outlook: Stable) by Standard & Poor’s, a division of The McGraw-Hill Companies (S&P) and Aa3 (outlook: Negative) by Moody’s Investor Service (Moody’s), is a niche insurer of public finance transactions and a provider of credit enhancement to leading financial institutions in the structured finance market. As a direct writer of financial guaranty insurance for municipal bonds, asset-backed securities and structured transactions, Radian plays an important role in extending the benefits of insurance to a broad range of institutions and securities issuers. Radian is also a leading provider of reinsurance to the AAA-rated monoline financial guarantors. In addition, Radian provided Trade Credit reinsurance until 2005, when this line of business was placed in runoff.

Radian is a subsidiary of Radian Group Inc. (Radian Group) (NYSE: RDN), a global credit risk management company headquartered in Philadelphia with significant operations in both New York and London.

For more information regarding Radian and Radian Group, please visit our website at www.radian.biz

Company Information

Radian Asset Assurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President
1 877 337.4925 (within the U.S.)	Director of Marketing, Public Finance
1 212 983.3100	1 212 984.9222
www.radian.biz	john.deluca@radian.biz

*	Radian Group formally requested that Fitch Ratings (Fitch) withdraw its ratings of all Radian Group entities on September 5, 2007. Notwithstanding such request, Fitch rates Radian A+ (outlook: Evolving). Please refer to our website for more information.

2	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Introductory Note / Company Profile / Company Information

Radian Asset Assurance Inc.

Consolidated GAAP Income Statements*

($ Thousands)

(Unaudited)

	Quarter ended		Twelve months ended
	December 31 2007	December 31 2006	December 31 2007	December 31 2006
Revenues
Net premiums written - insurance	$41,256	$61,042	$185,718	$199,746
Net premiums written - derivatives	13,020	15,195	43,043	60,107

Total net premiums written	$54,276	$76,237	$228,761	$259,853

Net premiums earned - insurance	$33,633	$30,098	$131,833	$128,032
Net premiums earned - derivatives	13,422	18,649	62,066	71,541

Total net premiums earned	47,055	48,747	193,899	199,573
Net investment income	27,559	24,526	104,372	92,656
(Loss) gain on sale of investments	(1,539)	(43)	12,334	1,505
Change in fair value of derivative instruments	(545,554)	21,245	(808,867)	12,384

Total revenues	(472,479)	94,475	(498,262)	306,118

Expenses
Losses and loss adjustment expenses	59,058	4,179	107,232	21,849
Policy acquisition costs	11,161	10,320	45,163	46,263
Other operating expenses	12,022	13,600	48,821	59,543
Other expense	5,863	4,137	18,089	15,059

Total expenses	88,104	32,236	219,305	142,714

(Loss) income before income taxes	(560,583)	62,239	(717,567)	163,404
Income tax (benefit) expense	(198,050)	16,671	(273,648)	36,116

Net (loss) income	$(362,533)	$45,568	$(443,919)	$127,288

Financial Ratios
Loss and LAE Ratio	125.5%	8.6%	55.3%	10.9%
Underwriting Expense Ratio	49.3%	49.1%	48.5%	53.0%

Combined Ratio	174.8%	57.7%	103.8%	63.9%

*	See Consolidated Explanatory Notes on page 18.

3	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Consolidated GAAP Income Statements

Radian Asset Assurance Inc.

Consolidated GAAP Balance Sheets*

($ Thousands)**

(Unaudited)

	December 31 2007	December 31 2006
Assets
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $2,066,052 and $2,111,479)	$2,092,720	$2,171,578
Fixed maturities - trading, at fair value (cost $16,125)	16,132	—
Hybrid securities, at fair value (amortized cost $140,325)	155,844	—
Trading securities, at fair value (cost $17,459)	—	28,340
Common stock, at fair value (cost $931 and $931)	1,143	1,152
Short-term investments	253,614	93,042

Total Investments	2,519,453	2,294,112
Cash and cash equivalents	6,012	2,371
Deferred income taxes - net	233,996	—
Accrued interest and dividends receivable	28,319	27,860
Premiums and other receivables	21,582	25,760
Deferred policy acquisition costs	172,560	153,094
Prepaid reinsurance premiums	1,138	1,184
Reinsurance recoverable on unpaid losses	169	2,259
Prepaid federal income taxes	14,995	14,995
Federal income tax recoverable	—	409
Derivative financial guaranty contracts	7,903	118,721
Put options on committed preferred securities	35,242	—
Other assets	13,259	7,752

Total Assets	$3,054,628	$2,648,517

Liabilities and Shareholder’s Equity
Liabilities
Losses and loss adjustment expenses	$249,864	$173,990
Reinsurance payable on paid losses and loss adjustment expenses	1,410	1,853
Deferred premium revenue	713,726	659,877
Federal income taxes payable	4,348	—
Deferred federal income taxes	—	109,849
Payable to affiliates	6,298	5,141
Derivative financial guaranty contracts	801,284	59,143
Accrued expenses and other liabilities	24,721	32,388

Total Liabilities	1,801,651	1,042,241

Shareholder’s Equity
Common stock - $150 par value
Authorized, issued and outstanding - 100,000 shares	15,000	15,000
Additional paid-in capital	704,500	600,654
Retained earnings	504,341	944,996
Accumulated other comprehensive income	29,136	45,626

Total Shareholder’s Equity	1,252,977	1,606,276

Total Liabilities and Shareholder’s Equity	$3,054,628	$2,648,517

*	See Consolidated Explanatory Notes on page 18.
**	Except share amounts.

4	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Consolidated GAAP Balance Sheets

Radian Asset Assurance Inc.

Consolidated Gross Premiums Written by Product*

($ Thousands)

	Quarter ended			Twelve months ended
	December 31 2007	December 31 2006	Percent Change	December 31 2007	December 31 2006	Percent Change
Public Finance Direct	$11,461	$30,300	-62.2%	$60,117	$79,658	-24.5%
Structured Finance Direct	4,507	4,117	9.5%	16,582	18,569	-10.7%
Public Finance Reinsurance	19,739	20,526	-3.8%	86,821	81,065	7.1%
Structured Finance Reinsurance	5,327	5,901	-9.7%	21,933	18,676	17.4%
Trade Credit Reinsurance	216	219	-1.4%	1,723	3,905	-55.9%
Derivatives	13,180	15,332	-14.0%	43,626	60,575	-28.0%

	$54,430	$76,395	-28.8%	$230,802	$262,448	-12.1%

Consolidated Net Premiums Earned by Product*

($ Thousands)

	Quarter ended			Twelve months ended
	December 31 2007	December 31 2006	Percent Change	December 31 2007	December 31 2006	Percent Change
Public Finance Direct	$13,459	$9,136	47.3%	$45,770	$32,515	40.8%
Structured Finance Direct	3,878	4,705	-17.6%	17,384	19,244	-9.7%
Public Finance Reinsurance	10,770	9,509	13.3%	44,667	37,765	18.3%
Structured Finance Reinsurance	5,461	5,467	-0.1%	22,957	21,086	8.9%
Trade Credit Reinsurance	65	1,281	-94.9%	1,055	17,422	-93.9%
Derivatives	13,422	18,649	-28.0%	62,066	71,541	-13.2%

	$47,055	$48,747	-3.5%	$193,899	$199,573	-2.8%

Consolidated Net Unearned Premium Amortization and Estimated Future Installment Premiums**

As of December 31, 2007

($ Millions)

	Ending Net Unearned Premiums	Unearned Premium Amortization	Future Installments	Total Premium Earnings
2008	$642.1	$86.3	$67.5	$153.8
2009	584.0	58.1	79.3	137.4
2010	531.7	52.3	64.5	116.8
2011	483.1	48.6	60.3	108.9
2012	437.5	45.6	54.8	100.4

2008 – 2012	437.5	290.9	326.4	617.3
2013 – 2017	250.6	186.9	146.6	333.5
2018 – 2022	122.9	127.7	51.0	178.7
2023 – 2027	46.1	76.8	39.4	116.2
After 2027	—	46.1	62.1	108.2

Total	—	$728.4	$625.5	$1,353.9

*	See Consolidated Explanatory Notes on page 18.
**	This table depicts the expected amortization of the unearned premium, net of prepaid reinsurance premiums, including credit derivatives, for the existing financial guaranty portfolio, assuming no advance refundings as of December 31, 2007. Expected maturities will differ from contractual maturities because borrowers have the right to call or repay financial guaranty obligations. Unearned premium amounts are net of prepaid reinsurance.

5	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Consolidated: Gross Premiums Written / Net Premiums Earned / Net Unearned Premium

Radian Asset Assurance Inc.

Consolidated Selected Loss Information*

($ Thousands)

Components of Claims Paid and Incurred Losses and Loss Adjustment Expenses

	Quarter ended		Twelve months ended
	December 31 2007	December 31 2006	December 31 2007	December 31 2006
Claims Paid
Trade Credit	$1,528	$1,368	$7,973	$13,669
Financial Guaranty	10,070	(30)	11,102	6,787
Conseco Finance Corp	2,667	3,513	11,449	15,763

Total	$14,265	$4,851	$30,524	$36,219

Incurred Losses and Loss Adjustment Expenses
Trade Credit	$(2,182)	$88	$(7,269)	$6,180
Financial Guaranty	61,240	4,091	114,501	16,951
Conseco Finance Corp	—	—	—	(1,282)

Total	$59,058	$4,179	$107,232	$21,849

Net payments under derivative contracts	$—	$(729)	$1	$63,548

Components of Losses and Loss Adjustment Expense Reserves

	December 31 2007	December 31 2006
Financial Guaranty
Case	$31,685	$42,459
Allocated non-specific	141,270	26,185
Unallocated non-specific	49,195	60,431

	222,150	129,075

Trade Credit and Other
Case	14,800	20,770
IBNR	12,914	24,145

	27,714	44,915

Total	$249,864	$173,990

*	See Consolidated Explanatory Notes on page 18.

6	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Consolidated Selected Loss Information

Radian Asset Assurance Inc.

Consolidated Selected Derivative Information*

($ Millions)

Balance Sheet Information

	December 31 2007	December 31 2006
Notional value - insured portfolio	$48,539.4	$43,728.0

Gross unrealized gains on derivative financial guaranty contracts	$7.9	$118.7
Gross unrealized losses on derivative financial guaranty contracts	(785.5)	(24.3)
Gross unrealized gains on put options on committed preferred securities	35.2	—

Net (losses) gains	$(742.4)	$94.4

Income Statement Information

	Quarter ended		Twelve months ended
	December 31 2007	December 31 2006	December 31 2007	December 31 2006
Net gains (losses) on trading securities	$—	$4.2	$(0.3)	$4.9
Net (losses) gains on derivative financial guaranty contracts	(577.8)	17.0	(840.8)	7.4
Net gains on put options on committed preferred securities	32.2	—	32.2	—

Change in fair value of derivative instruments	$(545.6)	$21.2	$(808.9)	$12.3

Net Gains and (Losses)

	December 31 2007	December 31 2006
Balance at January 1	$94.4	$23.4
Net (losses) gains on derivative financial guaranty contracts	(840.8)	7.4
Settlements of derivatives contracts:
Early termination receipts	(31.2)	—
Defaults
Recoveries	—	(4.5)
Payments	—	68.1
Net gains on put options on committed preferred securities	32.2	—
Payment to maintain put options on committed preferred securities	3.0	—

Balance at end of period	$(742.4)	$94.4

*	See Consolidated Explanatory Notes on page 18.

7	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Selected Consolidated Derivative Information

Radian Asset Assurance Inc.

Consolidated Investment Portfolio Highlights*

($ Millions)

Asset Quality**	Book Value (12/31/2007)	Percent of Book Value	Book Value (12/31/2006)	Percent of Book Value
AAA	$1,698.4	67.5%	$1,573.2	68.5%
AA	418.9	16.6%	404.4	17.6%
A	220.8	8.8%	172.6	7.5%
BBB	174.1	6.9%	132.4	5.8%
BIG	—	0.0%	3.5	0.2%
NR	6.1	0.2%	5.8	0.3%
Other	1.2	0.0%	2.2	0.1%

Total	$2,519.5	100.0%	$2,294.1	100.0%

Asset Class	Book Value (12/31/2007)	Percent of Book Value	Book Value (12/31/2006)	Percent of Book Value
Municipal Bonds	$1,747.6	69.4%	$1,703.6	74.2%
Taxable Bonds	361.3	14.3%	344.2	15.0%
Convertible Bonds	125.8	5.0%	116.5	5.1%
Short-Term	253.6	10.1%	93.0	4.1%
Other	31.2	1.2%	36.8	1.6%

Total	$2,519.5	100.0%	$2,294.1	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Average duration of 5.8 years and 5.6 years at 12/31/2007 and 12/31/2006, respectively.

8	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Consolidated Investment Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Consolidated Gross Par Originated

	Quarter ended
	December 31, 2007			December 31, 2006
	Direct	Assumed	Total	Direct	Assumed**	Total
Public Finance	$494	$3,132	$3,626	$1,448	$1,544	$2,992
Structured Finance	450	1,099	1,549	5,994	815	6,809

Total	$944	$4,231	$5,175	$7,442	$2,359	$9,801

	Twelve months ended
	December 31, 2007			December 31, 2006
	Direct	Assumed	Total	Direct	Assumed**	Total
Public Finance	$3,282	$9,963	$13,245	$3,304	$6,486	$9,790
Structured Finance	13,514	2,179	15,693	22,990	2,113	25,103

Total	$16,796	$12,142	$28,938	$26,294	$8,599	$34,893

Sector Breakout

	Net Par Outstanding (12/31/2007)	Percent of total Net Par	Net Par Outstanding (12/31/2006)	Percent of total Net Par
Public Finance
General Obligations	$19,780	17.0%	$16,760	16.1%
Healthcare	10,849	9.4%	10,198	9.8%
Transportation	6,938	6.0%	5,426	5.2%
Utilities	6,555	5.7%	6,269	6.0%
Tax Backed	5,851	5.0%	5,269	5.1%
Education	4,237	3.7%	4,095	3.9%
Investor-Owned Utilities	3,889	3.4%	2,355	2.3%
Long Term Care	1,548	1.3%	1,464	1.4%
Housing	621	0.5%	793	0.8%
Other Public Finance	1,784	1.5%	1,184	1.1%

Subtotal Public Finance	$62,052	53.5%	$53,813	51.7%

Structured Finance
Collateralized Debt Obligations	$46,961	40.5%	$43,989	42.3%
Asset Backed - Consumer	1,799	1.5%	1,310	1.3%
Asset Backed - Commercial and Other	1,359	1.2%	1,109	1.1%
Asset Backed - Mortgage and MBS	1,195	1.0%	1,023	1.0%
Other Structured Finance	2,656	2.3%	2,722	2.6%
Subtotal Structured Finance	53,970	46.5%	50,153	48.3%

Total	$116,022	100.0%	$103,966	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Reflects one quarter lag

9	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Rating Distribution**

Rating**	Net Par Outstanding (12/31/2007)	Percent of total Net Par	Net Par Outstanding (12/31/2006)	Percent of total Net Par
Public Finance
AAA	$1,943	1.7%	$1,371	1.3%
AA	19,560	16.8%	16,436	15.8%
A	20,753	17.9%	18,715	18.0%
BBB	18,044	15.6%	15,808	15.2%
Below Investment Grade	1,709	1.5%	1,293	1.2%
Not Rated	43	0.0%	190	0.2%

Subtotal Public Finance	$62,052	53.5%	$53,813	51.7%

Structured Finance
AAA	$48,267	41.6%	$41,800	40.2%
AA	858	0.8%	2,976	2.9%
A	1,541	1.3%	1,481	1.5%
BBB	2,471	2.1%	2,511	2.4%
Below Investment Grade	86	0.1%	119	0.1%
Not Rated	747	0.6%	1,266	1.2%

Subtotal Structured Finance	$53,970	46.5%	$50,153	48.3%

Total
AAA	$50,210	43.3%	$43,171	41.5%
AA	20,418	17.6%	19,412	18.7%
A	22,294	19.2%	20,196	19.5%
BBB	20,515	17.7%	18,319	17.6%
Below Investment Grade	1,795	1.6%	1,412	1.3%
Not Rated	790	0.6%	1,456	1.4%

Total	$116,022	100.0%	$103,966	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

10	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Geographic Diversification

	Net Par Outstanding (12/31/2007)	Percent of total Net Par	Net Par Outstanding (12/31/2006)	Percent of total Net Par
Domestic public finance
California	$7,191	6.2%	$6,185	5.9%
New York	5,862	5.2%	5,051	4.9%
Texas	4,454	3.8%	4,158	4.0%
Florida	3,466	3.0%	3,245	3.1%
Pennsylvania	3,298	2.8%	2,892	2.8%
Illinois	3,156	2.7%	2,881	2.8%
New Jersey	2,666	2.3%	2,250	2.2%
Massachusetts	2,417	2.1%	2,238	2.2%
Washington	2,056	1.8%	1,775	1.7%
Colorado	1,831	1.6%	1,409	1.3%
Top ten states - domestic public finance subtotal	36,397	31.5%	32,084	30.9%
Total of other states - domestic public finance	20,124	17.3%	18,685	17.9%
Total domestic public finance	56,521	48.8%	50,769	48.8%
Domestic structured finance	37,054	31.9%	37,205	35.8%
International public and structured finance	22,447	19.3%	15,992	15.4%

Total	$116,022	100.0%	$103,966	100.0%

*	See Consolidated Explanatory Notes on page 18.

11	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

25 Largest Public Finance Exposures

Obligor	Net Par Outstanding (12/31/2007)	Percent of total Net Par	Rating**
New York, NY - G.O.	$827	0.7%	AA
California - G.O.	745	0.7%	A+
Port Authority of New York & New Jersey	723	0.6%	AA-
Chicago, IL - G.O.	572	0.5%	AA-
New Jersey Transportation Trust Fund Authority	541	0.5%	AA-
Washington - G.O.	467	0.4%	AA+
Los Angeles Unified School District, CA	424	0.4%	AA-
Massachusetts - G.O.	414	0.4%	AA
Metropolitan Transportation Authority, NY	402	0.4%	A
Massachusetts School Building Authority	359	0.3%	AA+
New Jersey Economic Development Authority School Facilities	357	0.3%	AA-
Puerto Rico - G.O.	314	0.3%	BBB-
Jefferson County, AL - Sewer Revenue	302	0.3%	A
Illinois - G.O.	298	0.3%	AA
Reliance Rail Corp., AU	294	0.3%	A-
Illinois Toll Highway Authority	289	0.2%	AA-
Long Island Power Authority, NY	288	0.2%	A-
Thames Water Utilities Finance PLC, UK	268	0.2%	BBB+
Citizens Prop Ins Corp., FL	264	0.2%	A+
District of Columbia	254	0.2%	A+
San Francisco International Airport, CA	252	0.2%	A1
New Jersey Turnpike Authority	249	0.2%	A
Metropolitan Washington DC Airports Authority	243	0.2%	AA-
Bay Area Toll Authority, CA	241	0.2%	AA
Massachusetts Water Resources Authority	237	0.2%	AA

Total	$9,624	8.3%

Largest Structured Finance Exposures

Radian’s largest Structured Finance exposures consist of the following:

•	Seven $600 million transactions representing Static Synthetic Investment Grade Corporate CDOs rated AAA.

•	One $599 million transaction representing a Static Synthetic Investment Grade Commercial Mortgage Backed Securities CDO rated AAA.

•	One $563 million transaction representing a Static Synthetic Investment Grade Corporate CDO rated AAA.

•	One $502 million transaction representing a Managed Cashflow Investment Grade Asset-Backed CDO rated AAA.

•	Twenty eight $450 million transactions representing Static Synthetic Investment Grade Corporate CDOs rated AAA.

•	One $450 million transaction representing a Second-to-Pay CDO rated AAA.

•	One $450 million transaction representing a Static Synthetic Investment Grade Commercial Mortgage Backed Securities CDO rated AAA.

These 40 transactions combine to total $19.4 billion, or 16.7% of Radian’s Net Par Outstanding as of December 31, 2007.

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

12	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Below Investment Grade Exposure by Sector

Sector	Net Par Outstanding (12/31/2007)	Percent of total Net Par
Public Finance
General Obligations	$1,155	1.0%
Utilities	121	0.1%
Education	114	0.1%
Tax Backed	102	0.1%
Healthcare	79	0.1%
Long Term Care	55	0.1%
Transportation	24	0.0%
Housing	20	0.0%
Other Public Finance	39	0.0%

Subtotal Public Finance	1,709	1.5%

Structured Finance
Asset Backed - Consumer	67	0.1%
Asset Backed - Commercial and Other	14	0.0%
Collateralized Debt Obligations	5	0.0%
Subtotal Structured Finance	86	0.1%

Total	$1,795	1.6%

10 Largest Health Care Exposures

Obligor	Net Par Outstanding (12/31/2007)	Percent of total Net Par	Rating**
Catholic Healthcare West	$143	0.1%	A+
Bon Secours Health System Inc	130	0.1%	A-
Capital Hospitals	121	0.1%	BBB-
Catholic Health Initiatives	120	0.1%	AA
MedStar Health	117	0.1%	A-
Partners Healthcare System	114	0.1%	AA
Consort Healthcare Limited	109	0.1%	BBB-
Kaiser Permanente	109	0.1%	A+
OSF Healthcare System Inc.	105	0.1%	A
Methodist Hospital	105	0.1%	AA

Total	$1,173	1.0%

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

13	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

CDO Exposure

	Net Par Outstanding (12/31/2007)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2006)	Percent of Total CDO Net Par
Direct	$45,121	96.1%	$42,110	95.7%
Assumed	1,840	3.9%	1,879	4.3%

Total	$46,961	100.0%	$43,989	100.0%

Total CDO Portfolio Rating Distribution**

	Net Par Outstanding (12/31/2007)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2006)	Percent of Total CDO Net Par
AAA	$46,491	99.0%	$40,448	92.0%
AA	149	0.3%	2,357	5.4%
A	175	0.4%	505	1.1%
BBB	141	0.3%	271	0.6%
Below Investment Grade	5	0.0%	8	0.0%
Not Rated	—	0.0%	400	0.9%

Total	$46,961	100.0%	$43,989	100.0%

Direct CDO Underlying Asset Types

	Direct CDO Net Par Outstanding (12/31/2007)	Percent of Direct CDO Net Par	Direct CDO Net Par Outstanding (12/31/2006)	Percent of Direct CDO Net Par
Corporates	$38,822	86.0%	$36,319	86.2%
Other	6,299	14.0%	5,791	13.8%

Total	$45,121	100.0%	$42,110	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

14	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

CDO of ABS, CMBS, and Multi-sector Portfolio

Type of Collateral as a Percentage of Total Pool

Year Insured	Legal Final Maturity	Net Par Outstanding (12/31/2007)		ABS	RMBS	Subprime RMBS	CMBS	Investment Grade Corporate	High Yield Corporate	CDO of ABS	CDO of CDO	Other	Total Collateral Pool
2003	2010	$100	***	4.7%	28.5%	25.0%	23.8%	0.0%	0.0%	13.2%	1.5%	3.3%	100.0%
2004	2009	265		33.7%	35.3%	0.0%	0.0%	28.8%	2.2%	0.0%	0.0%	0.0%	100.0%
2005	2010	150		25.2%	49.0%	15.8%	0.0%	8.6%	1.4%	0.0%	0.0%	0.0%	100.0%
2006	2046	502		0.0%	23.0%	42.5%	13.5%	0.0%	0.0%	12.6%	3.6%	4.8%	100.0%
2006	2047	450		0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%
2006	2049	599		0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%
2006	2056	353		0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%
2007	2047	430		0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%
Total		$2,849

Year Insured	S&P Rating	Moody’s Rating	Original AAA Subordination	Radian Attachment Point	Radian Detachment Point	% RMBS A or Better**	% Subprime A or Better**
2003	BBB	N/R	7.8%	2.0%	12.0%	100.0%	100.0%
2004	AAA	Aaa	2.2%	20.7%	39.4%	100.0%	0.0%
2005	AAA	N/R	4.5%	13.0%	38.0%	100.0%	100.0%
2006	AAA****	Aaa	4.9%	20.0%	100.0%	79.2%	74.6%
2006	AAA	N/R	2.4%	6.8%	30.0%	0.0%	0.0%
2006	AAA	N/R	0.6%	5.1%	30.0%	0.0%	0.0%
2006	AAA	N/R	5.5%	6.5%	30.0%	0.0%	0.0%
2007	AAA	Aaa	2.4%	7.0%	50.0%	0.0%	0.0%

*	See Consolidated Explanatory Notes on page 18.
**	Ratings are based on Moody’s ratings. If Moody’s rating is unavailable, then S&P rating applies.
***	A loss reserve equal to 100% of net par outstanding has been established for this extendible note program and Radian has paid claims equal to our exposure in the first quarter of 2008.
****	S&P placed this AAA CDO of ABS on negative watch on January 30, 2008.

15	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Non-CDO RMBS Portfolio: Breakdown by Asset Type

	Net Par Outstanding (12/31/2007)	% of RMBS Portfolio	Direct**	Assumed Non-HELOCs	Assumed HELOCs	Assumed Total	% 2006/2007 Vintage	Ratings***
								AAA	AA	A	BBB****	BIG*****
Subprime	$423 MM 149 Policies	36.3%	$147 MM 7 Policies 34.6%	$251 MM 141 Policies 59.4%	$25 MM 1 Policy 5.9%	$276 MM 142 Policies 65.4%	10.7% / 31.6%	19.6%	0.2%	25.8%	11.7%	42.7%
Prime	$270 MM 71 Policies	23.2%	$124 MM 7 Policies 46.0%	$81 MM 49 Policies 30.1%	$65 MM 15 Policy 23.9%	$146 MM 64 Policies 54.0%	7.9% / 26.2%	66.6%	9.4%	4.2%	18.7%	1.1%
Alt A	$428 MM 61 Policies	36.8%	$78 MM 3 Policies 18.3%	$271 MM 52 Policies 63.3%	$79 MM 6 Policies 18.4%	$350 MM 58 Policies 81.7%	25.8% / 32.4%	74.3%	3.5%	3.2%	14.0%	5.0%
Second to Pay	$44 MM 14 Policies	3.7%	$0 MM 0 Policies 0%	$44 MM 14 Policies 100.0%	$0 MM 0 Policies 0%	$44 MM 14 Policies 100.0%	0.0% / 85.8%	100.0%	0.0%	0.0%	0.0%	0.0%
Total RMBS	$1,165 MM 295 Policies	100.0%	$349 MM 17 Policies 29.9%	$647 MM 256 Policies 55.6%	$169 MM 22 Policies 14.5%	$816 MM 278 Policies 70.1%	15.2% / 32.6%	53.6%	3.6%	11.5%	13.7%	17.6%

Note: No direct RMBS have been written since 2005 and no direct Subprime RMBS have been written since 2004

*	See Consolidated Explanatory Notes on page 18.
**	Radian has no direct HELOC exposure
***	Ratings are based on internal ratings
****	100% of the BBB exposure is assumed through treaties from the monoline primaries
*****	All of the BIG exposure is on Radian’s Watch List and reserves have been established for these as needed

16	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Net Debt Service Amortization

	Scheduled Net Debt Service Amortization as of 12/31/2007	Ending Net Debt Service Outstanding
2008	$6,024	$158,323
2009	7,618	150,705
2010	7,007	143,698
2011	6,995	136,703
2012	11,310	125,393
2013-2017	53,717	71,676
2018-2022	23,097	48,579
2023-2027	17,800	30,779
After 2027	30,779	—

Total	$164,347

*	See Consolidated Explanatory Notes on page 18.

17	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Explanatory Notes

1.	The accompanying unaudited GAAP financial information includes the accounts of Radian, Radian Asset Assurance Limited, (RAAL) Radian Financial Products Limited, Van-American Insurance Agency, Inc. and Asset Recovery Solutions Group Inc.

These unaudited consolidated financial statements do not include all of the information and disclosures required by generally accepted accounting principles. These financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto, including the Report of Independent Registered Public Accounting Firm for Radian for the year ended December 31, 2006.

2.	Prior year amounts have been restated to conform to current year presentation.

3.	For the quarter ended December 31, 2007, the change in fair value of derivatives was $(545.6) million comprised of a change of $(577.8) million in the fair value of derivative financial guaranty contracts partially offset by a $32.2 million change in the fair value of put options on committed preferred securities. The substantial loss resulted from the widening of credit spreads. For the year ended December 31, 2007, the change in fair value of derivatives was $(808.9) million, primarily comprised of a change of $(840.8) million in the fair value of derivative financial guaranty contracts partially offset by a $32.2 million change in the fair value of put options on committed preferred securities. The 2007 year to date results were also impacted by the widening of credit spreads. The 2006 year to date change in fair value of derivative instruments was a gain resulting from the tightening of credit spreads. However, the net gain of $12.3 million included a loss of $(17.2) million from a credit that settled in March 2006.

4.	The current quarter’s and year to date increase in losses and loss adjustment expenses is primarily related to one financial guaranty transaction. An allocated non-specific reserve of $100 million was established for this transaction, of which $50 million was recorded during the quarter.

18	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Consolidated Explanatory Notes

Safe Harbor Statement

All statements made herein that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. These forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in income, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates, consumer confidence, or credit spreads; future credit market disruptions - in particular, further deterioration in the municipal finance, corporate credit, mortgage and related credit markets; changes in investor perception of the strength of us individually, financial guaranty providers generally, or in the perception of the strength of our ultimate parent Radian Group Inc. and the other businesses in which it or its other subsidiaries participate, including the mortgage insurance industry; risks faced by the businesses, municipalities or pools of assets covered by our insurance; the loss of a customer with whom we have a concentration of our insurance in force or the influence of large customers; increased severity or frequency of losses associated with certain of our products that are riskier than traditional financial guaranty insurance policies; losses associated with the aging of our municipal finance and structured finance insurance portfolios; ratings actions with respect to Radian Group’s credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to us or any of our insurance subsidiaries; heightened competition from other insurance providers, from federal and state governmental or quasi-governmental entities and from alternative products to financial guaranty insurance; the application of federal or state consumer, lending, insurance and other applicable laws and regulations, or changes in these laws and regulations or the way they are interpreted; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the financial guaranty insurance industry; legal and other limitations on the amount of dividends that we may pay; international expansion of our financial guaranty businesses into new markets and risks associated with our international business activities. For more information regarding these risks and uncertainties, as well as certain additional risks that we face, investors should refer to the risk factors detailed in Part I, Item 1A of Radian Group’s annual report on Form 10-K for the year ended December 31, 2007. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date on which this information was publicly released. We do not intend to, and disclaim any duty or obligation to, update or revise any forward-looking statements made in this document to reflect new information, future events or for any other reason.

19	Quarterly Operating Supplement for the Period Ended Dec. 31, 2007 / Safe Harbor Statement